Shareholders' Equity (Details) - Schedule of compensation costs charged against income for the 2011 share incentive plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule Of Compensation Costs Charged Against Income For The2011 Share Incentive Plan Abstract
Cost of revenues	$ 63	$ 49	$ 65
Research and development expenses	159	90	109
Selling and marketing expenses	1	4	9
General and administrative expenses	35	28	30
Total	$ 258	$ 171	$ 213